                                                                   EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder report of American Century Municipal
Trust (the "Registrant") on Form N-CSR for the period ending November 30, 2006
(the "Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  January 29, 2007

                                   /s/ William M. Lyons
                                   ------------------------------------
                                   William M. Lyons
                                   President
                                   (chief executive officer)

                                   /s/ Robert J. Leach
                                   -------------------------------------
                                   Robert J. Leach
                                   Vice President, Treasurer, and
                                   Chief Financial Officer
                                   (chief financial officer)